                                                                     Exhibit 99a

                FMC TECHNOLOGIES AND CONSOLIDATED SUBSIDIARIES
                ----------------------------------------------
                             INDUSTRY SEGMENT DATA
                             ---------------------
                          (Unaudited and in millions)

                                                                           Three Months Ended               Six Months Ended
                                                                                 June 30                         June 30
                                                                         ------------------------        ------------------------
                                                                           2001          2000              2001          2000
                                                                         ----------    ----------        ----------    ----------
Revenue
-------

Energy Production Systems                                                $   172.5     $   169.3         $   330.4     $   347.5
Energy Processing Systems                                                     97.4          86.4             186.5         164.6
Eliminations                                                                  (0.1)         (0.2)             (0.3)         (0.3)
                                                                         ---------     ----------        ----------    ---------
    Subtotal Energy Systems                                                  269.8         255.5             516.6         511.8
FoodTech                                                                     132.6         172.7             241.1         297.5
Airport Systems                                                               80.0          67.9             154.6         128.6
Eliminations                                                                  (4.3)         (0.7)             (4.8)         (0.6)
                                                                         ---------     ----------        ----------    ---------

                                                                         $   478.1     $   495.4         $   907.5     $   937.3
                                                                         =========     ==========        ==========    =========

Income before income taxes and cumulative effect of
---------------------------------------------------
  change in accounting principle
  ------------------------------

Energy Production Systems                                                $     8.0     $    13.4         $    13.5     $    23.1
Energy Processing Systems                                                      5.3           7.0               8.8           8.3
                                                                         ---------     ---------         ---------     ---------
    Subtotal Energy Systems                                                   13.3          20.4              22.3          31.4
FoodTech                                                                      11.3          17.6              14.8          28.1
Airport Systems                                                                5.1           5.3              11.0           6.9
                                                                         ---------     ---------         ---------     ---------

Segment operating profit                                                      29.7          43.3              48.1          66.4
Corporate                                                                     (8.3)         (8.4)            (16.4)        (16.8)
Other income and (expense), net                                                  -           0.2              (0.7)         (1.6)
                                                                         ---------     ---------         ---------     ---------

Operating profit before asset impairment, restructuring and
  other charges, net interest expense, and cumulative effect of
  change in accounting principle                                              21.4          35.1              31.0          48.0

Asset impairment (a)                                                             -          (1.5)             (1.3)         (1.5)
Restructuring and other charges (b)                                              -          (9.8)             (9.2)         (9.8)
Net interest expense                                                          (1.8)         (0.7)             (2.9)         (0.6)
                                                                         ---------     ---------         ---------     ---------

Income before income taxes and cumulative effect of change
  in accounting principle                                                $    19.6     $    23.1         $    17.6     $    36.1
                                                                         =========     =========         =========     =========

(a) The asset impairment in 2001 relates to FoodTech. The asset impairment in 2000 relates to Energy Production Systems.

(b) Restructuring and other charges in 2001 relate to Energy Processing Systems ($5.2 million), FoodTech ($2.5 million), and Airport Systems ($1.5 million). Restructuring and other charges in 2000 relate to FoodTech ($8.0 million), Energy Production Systems ($1.4 million), and Corporate ($0.4 million).